Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	ELTEK LTD
Entity Central Index Key	0001024672
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well-known Seasoned Issuer	No
Entity Common Stock, Shares Outstanding	6,610,107

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 892	$ 1,513
Trade accounts receivable, net of allowance for doubtful accounts	8,885	7,490
Inventories	4,434	4,282
Prepaid expenses and other current assets	355	315
Total current assets	14,566	13,600
Assets held for employees' severance benefits	39	1,545
Fixed assets, net	7,746	8,162
Goodwill	518	530
Total assets	22,869	23,837
Liabilities and shareholders' equity
Short-term credit and current maturities of long-term debt	4,856	6,862
Accounts payable:
Trade	6,456	6,087
Related parties	1,046	742
Other current liabilities	3,995	3,973
Total current liabilities	16,353	17,664
Long-term liabilities
Long-term debt, excluding current maturities	1,604	1,253
Employee severance benefits	150	1,596
Total long-term liabilities	1,754	2,849
Commitments and contingent liabilities
Shareholders' equity
Ordinary shares, NIS 0.6 par value Authorized 50,000,000 shares, issued and outstanding 6,610,107 shares as of December 31, 2011 and 2010	1,384	1,384
Additional paid-in capital	14,328	14,328
Cumulative foreign currency translation adjustments	2,622	2,986
Capital reserves	695	695
Accumulated deficit	(14,398)	(16,244)
Total Eltek Ltd. shareholders' equity	4,631	3,149
Non-controlling interest	131	175
Total equity	4,762	3,324
Total liabilities, shareholders' equity and non- controlling interest	$ 22,869	$ 23,837

Consolidated Balance Sheets (Parenthetical) (ILS)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Ordinary shares, par value	0.6	0.6
Ordinary shares, shares authorized	50,000,000	50,000,000
Ordinary shares, shares issued	6,610,107	6,610,107
Ordinary shares, shares outstanding	6,610,107	6,610,107

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Operations [Abstract]
Revenues	$ 46,830	$ 37,514	$ 36,442
Cost of revenues	(38,101)	(32,690)	(30,882)
Gross profit	8,729	4,824	5,560
Operating expenses
Selling, general and administrative expenses	(6,155)	(6,033)	(6,016)
Operating profit (loss)	2,574	(1,209)	(456)
Financial expenses, net	(740)	(609)	(424)
Other income, net	12	2	4
Profit (loss) before income tax expense	1,846	(1,816)	(876)
Income tax expense	(31)	(19)	(34)
Net profit (loss)	1,815	(1,835)	(910)
Net loss attributable to non-controlling interest	31	113	30
Net profit (loss) attributable to Eltek Ltd.	$ 1,846	$ (1,722)	$ (880)
Basic and diluted net profit (loss) per ordinary share attributable to Eltek Ltd. shareholders	$ 0.28	$ (0.26)	$ (0.13)
Weighted average number of ordinary shares used to compute basic and diluted net profit (loss) per ordinary share attributable to Eltek Ltd. shareholders	6,610,107	6,610,107	6,610,107

Consolidated Statements Of Changes In Shareholders' Equity And Comprehensive Income (Loss) (USD $) In Thousands, except Share data, unless otherwise specified	Equity Attributed To Eltek Ltd. And Subsidiaries [Member]	Ordinary Shares [Member]	Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income [Member]	Capital Reserves [Member]	Accumulated Deficit [Member]	Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2008	$ 5,629	$ 1,384	$ 14,328	$ 2,864	$ 695	$ (13,642)	$ 330	$ 5,959
Balance, shares at Dec. 31, 2008		6,610,107
Changes during the year
Foreign currency translation adjustments	80			80			10	90
Net profit (loss)	(880)					(880)	(30)	(910)
Comprehensive income (loss)	(800)						(20)	(820)
Balance at Dec. 31, 2009	4,829	1,384	14,328	2,944	695	(14,522)	310	5,139
Balance, shares at Dec. 31, 2009		6,610,107
Changes during the year
Foreign currency translation adjustments	42			42			(22)	20
Net profit (loss)	(1,722)					(1,722)	(113)	(1,835)
Comprehensive income (loss)	(1,680)						(135)	(1,815)
Balance at Dec. 31, 2010	3,149	1,384	14,328	2,986	695	(16,244)	175	3,324
Balance, shares at Dec. 31, 2010		6,610,107						6,610,107
Changes during the year
Foreign currency translation adjustments	(364)			(364)			(13)	(377)
Net profit (loss)	1,846					1,846	(31)	1,815
Comprehensive income (loss)	1,482						(44)	1,438
Balance at Dec. 31, 2011	$ 4,631	$ 1,384	$ 14,328	$ 2,622	$ 695	$ (14,398)	$ 131	$ 4,762
Balance, shares at Dec. 31, 2011		6,610,107						6,610,107

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income ( loss)	$ 1,815	$ (1,835)	$ (910)
Adjustments to reconcile net loss to net cash flows provided by operating activities:
Depreciation	2,091	2,054	2,030
Capital gain on disposal of fixed assets, net		(18)
Revaluation of long term loans	58	49	13
Increase (decrease) in employee severance benefits, net	68	45	(104)
Decrease (increase) in trade receivables	(2,016)	(186)	391
Decrease (increase) in other receivables and prepaid expenses	(68)	178	(35)
Decrease (increase) in inventories	(487)	(138)	510
Increase (decrease) in income tax payable	8
Increase (decrease) in trade payables	621	1,152	(763)
Increase (decrease) in other liabilities and accrued expenses	324	203	(169)
Net cash provided by operating activities	2,414	1,504	963
Cash flows from investing activities:
Purchase of fixed assets	(882)	(489)	(600)
Proceeds from sale of fixed assets		38
Net cash used in investing activities	(882)	(451)	(600)
Cash flows from financing activities:
Increase (decrease) in short- term credit	(802)	355	648
Repayment of long-term loans	(1,135)	(1,222)	(2,468)
Proceeds from long-term loans	474	452	1,341
Repayment of credit from fixed asset payables	(539)	(400)	(140)
Net cash used in financing activities	(2,002)	(815)	(619)
Effect of translation adjustments	(151)	17	(42)
Net increase (decrease) in cash and cash equivalents	(621)	255	(298)
Cash and cash equivalents at beginning of the year	1,513	1,258	1,556
Cash and cash equivalents at end of the year	892	1,513	1,258
Supplemental cash flow information:
Income tax paid	55
Interest paid	480	421	336
Non-cash activities:
Purchase of fixed assets not yet paid	$ 1,377	$ 124	$ 306

Organization And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies
Note 1 - Organization and Summary of Significant Accounting Policies

A.            General

Eltek Ltd. ("the Parent") was incorporated in Israel in 1970, and the Parent's shares have been publicly traded on the NASDAQ Capital Market since 1997. Eltek Ltd. and its subsidiaries (see below) are collectively referred to as "the Company".

The Company manufactures, markets and sells custom made printed circuit boards ("PCBs"), including high density interconnect, flex-rigid and multi-layered boards.  The principal markets of the Company are in Israel, Europe and North America.

The Company markets its product mainly to the medical technology, defense and aerospace, industrial, telecom and networking equipment, as well as to contract electronic manufacturers, among other industries, and its business is subject to numerous risks. The major risks include, but are not limited to, (1) the impact of currency exchange rates (mainly NIS/US$), (2) the Company's success in implementing its sales and manufacturing plans, (3) the impact of competition from other companies, (4) the Company's ability to receive regulatory clearance or approval to market its products or changes in regulatory environment, (5) domestic and global economic conditions and industry conditions, and (6) compliance with environmental laws and regulations. Further, the Company's liquidity position, as well as its operating performance, may be negatively affected by other financial business factors, many of which are beyond its control. Although the Company anticipates that its existing capital resources, including availability of its lines of credit, supplier financing and cash flows from operations, will be adequate to satisfy its liquidity requirements through calendar year 2012, its liquidity could be negatively affected by a decrease in demand for its products, including the impact of changes in customer buying, general economic downturn, instability of the US dollar/ New Israel Shekel exchange rate, its results of operations, its suppliers' payment terms and its customers' demand for extending their payment terms and other risk factors beyond the Company's control. If available liquidity is not sufficient to meet the Company's operating and debt service obligations as they come due, management's plans include pursuing alternative financing arrangements or reducing expenditures as necessary to meet the Company's cash requirements throughout 2012. However, there is no assurance that, if required, the Company will be able to raise additional capital or reduce discretionary spending to provide the required liquidity.

As of December 31, 2011, the Company was not in compliance with financial covenants in respect of its credit facilities and long-term debt with one of its banks. However, in February 2012, such bank granted the Company a waiver, stating that the bank would not take any measures against it arising from the breach of the covenants before the date of the release of its audited financial statements for the year ending December 31, 2012, which is expected to be released no later than April 30, 2013, by which time it must return to compliance. The Company has initiated discussions with this bank in order to modify the financial covenants and to agree to terms which the Company believes it will be able to meet. There can be no assurance that the Company will return to compliance or new covenant terms will be agreed upon with the bank.

Failure to reach compliance through operating results, or reach an agreement on new covenant terms or to obtain additional financing, if required, may have a material adverse effect on the Company's business, results of operations and financial position.

Kubatronik Leiterplatten GmbH

In June 2002, the Parent established a wholly-owned subsidiary, EN-Eltek Netherlands 2002 B.V. ("EN-Eltek"), for the purpose of the acquisition of Kubatronik Leiterplatten GmbH ("Kubatronik").

On June 10, 2002, the Parent acquired 76% of the shares of Kubatronik for the consideration of € 2.6 million ($2.4 million as of the date of acquisition).

The acquisition resulted in the recognition of goodwill in the amount of €1.1 million ($1 million as of the date of acquisition) - see Note 5. Goodwill has subsequently been impaired by approximately $0.5 million and its balance as of December 31, 2011 is $518.

Pursuant to the acquisition agreement, the seller has until December 31, 2012, (at which time the period is automatically extended for additional consecutive two-year periods unless otherwise notified in writing by either party upon at least six months prior notice) the right to require the Parent to purchase ("Put Option"), and the Parent has the right to require the seller to sell to the Parent ("Call Option") the seller's remaining 24% interest in Kubatronik. The exercise price for the seller's remaining holdings in Kubatronik under the Put Option is Euro 552 ($715), and the exercise price for the seller's remaining holdings in Kubatronik under the Call Option is Euro 582 ($754). In January 2012, the seller submitted to the Company an exercise notice to sell to the Company 3% of the shares of Kubatronik for approximately Euro 69 ($89). The fair value of the above options is calculated based on the Binomial model.  Changes in fair value are recorded in the Consolidated Statement of Operations. See Note 15.
.
Eltek USA Inc.

In 2007, the Parent established a wholly-owned subsidiary, Eltek USA Inc. for the purpose of sales, promotion and marketing in the North American market. Eltek USA Inc. commenced operations in 2008.

Eltek Europe GmbH

In 2008, the Parent established a wholly-owned subsidiary, Eltek Europe GmbH for the purpose of sales, promotion and marketing to certain customers in Europe.  Eltek Europe GmbH commenced operations in 2009.

B.            Basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The consolidated financial statements include the accounts of the Parent and its subsidiaries (EN-Eltek, Kubatronik, Eltek USA Inc. and Eltek Europe GmbH).

The Parent sells goods through its subsidiaries that function as distributors.

All intercompany transactions and balances were eliminated in consolidation.

C.            Functional and reporting currency

The Parent's functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transactions.  Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

The Company's reporting currency is the U.S. dollar. Assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated to the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

D.	Translation of foreign entity operations

The financial statements of foreign subsidiaries are translated into the functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.

3.	The resulting exchange rate differences are classified as a separate item in shareholders' equity.

E.           Exchange rates and linkage bases

1.	Balances linked to the Israeli Consumer Price Index ("CPI") are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.            Details of the CPI and the representative exchange rates are as follows:

	Israeli	Exchange rate	Exchange rate
	CPI	of one US dollar	of one Euro
	Points	NIS	NIS
For the year ended:
December 31, 2011	216.26	3.821	4.938
December 31, 2010	211.67	3.549	4.738
December 31, 2009	206.19	3.775	5.442
	%	%	%
Changes during the year ended:
December 31, 2011	2.2	7.66	4.22
December 31, 2010	2.7	(5.99)	(12.94)
December 31, 2009	3.9	(0.71)	(2.73)

F.            Use of estimates

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowance for doubtful accounts, valuation of derivatives, deferred tax assets, inventory, goodwill, put/call options, income tax uncertainties and other contingencies.

G.           Cash and cash equivalents

Cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

H.           Trade accounts receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the Consolidated Statements of Cash Flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts for the three years ended December 31, 2011 is as follows:

	Year ended December 31
	2011	2010	2009
	$ thousands
Opening balance	340	347	555
Additions during the year	14	10	20
Write off of allowance	(263)	(20)	(256)
Foreign currency translation adjustments	2	3	28

Closing balance	93	340	347

I.             Inventories

Inventories are recorded at the lower of cost or market value. Cost is determined on the weighted average basis for raw materials, and on the basis of actual manufacturing costs for work in progress and finished goods.

J.            Assets held for employees' severance payments

Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

K.           Fixed assets

Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%
Machinery and equipment	5-33
Leasehold improvements	6-14
Motor vehicles	15
Office furniture and equipment	6-33

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception.  Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

Long-lived assets, such as property, plant, and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

L.            Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually. The goodwill impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company performs its impairment review of goodwill on an annual basis and when a triggering event occurs between annual impairment tests.

In 2011 and 2010, the Company concluded that there was no impairment of goodwill.

M.           Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.  The Company records interest related to unrecognized tax benefits in interest expense and penalties in selling, general and administrative expense.

N.           Revenue recognition

The Company recognizes revenue upon shipment of the product and after the customer takes ownership and assumes risk of loss, collection of the corresponding receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable. Commission income is accounted for on the accrual basis.

O.           Earnings (loss) per ordinary share

Diluted earnings per ordinary share calculation is similar to basic earnings per share except that the weighted average of ordinary shares outstanding is increased to include the number of additional ordinary shares that would have been outstanding if the outstanding options had been exercised, to the extent that these options had a diluted effect. The Company does not presently have any such dilutive instruments.

P.           Derivative financial instruments

The Company utilizes derivative financial instruments principally to manage market risks and reduce its exposure resulting from fluctuations in foreign currency exchange rates. The Company also holds put/call options with the minority shareholder of Kubatronik for the purchase/sale of the minority holding in Kubatronik (see Note 15). Derivatives and the put/call options are adjusted to fair value through income.

Changes in fair value are recognized in the consolidated statements of operations as a financing item.

The fair value of derivative financial instruments is determined on the basis of their market values or the quotations of financial institutions. In the absence of a market value or financial institution quotation the fair value is determined on the basis of a valuation model.

Q.           Concentration of credit risk

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable. Cash and cash equivalents are deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers.  The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

R.           Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

S.            Fair value measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•
Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides additional disclosures for transfers in and out of Levels I and II and for activity in Level III. This ASU also clarifies certain other existing disclosure requirements including level of desegregation and disclosures around inputs and valuation techniques. The provisions of the ASU were effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. In the period of initial adoption, the reporting entity shall not be required to provide the disclosures required for any previous periods presented for comparative purposes. The Company adopted the provisions of the ASU in 2010, except for the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which were adopted in 2011. The adoption of ASU 2010-06 did not have a material effect on the Company's consolidated financial statements. See Note 15 to the Consolidated Financial Statements.

T.            Recently issued accounting standards

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This ASU permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying amount before applying the two-step goodwill impairment test. If an entity concludes it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it need not perform the two-step impairment test. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company will implement the provisions of ASU 2011-08 as of January 1, 2012.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or U.S. GAAP. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of financial statements to understand the effect of those arrangements on its financial position, and to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under International Financial Reporting Standards (IFRS). The new standards are effective for annual periods beginning January 1, 2013, and interim periods within those annual periods. Retrospective application is required. The Company will implement the provisions of ASU 2011-11 as of January 1, 2013.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Under this ASU, an entity will have the option to present the components of net income and comprehensive income in either one or two consecutive financial statements. The ASU eliminates the option in U.S. GAAP to present other comprehensive income in the statement of changes in equity. An entity should apply the ASU retrospectively. In December 2011, the FASB decided to defer the effective date of those changes in ASU 2011-05 that relate only to the presentation of reclassification adjustments in the statement of income by issuing ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive income in Accounting Standards Update 2011-05. The Company plans to implement the provisions of ASU 2011-05 in 2012.

Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash And Cash Equivalents [Abstract]
Cash And Cash Equivalents	Note 2 - Cash and Cash Equivalents
	December 31
	2011	2010
Denominated in U.S. dollars	204	331
Denominated in NIS	196	616
Denominated in Euro	492	566

	892	1,513

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories
Note 3 - Inventories

	December 31
	2011	2010
Raw materials	2,185	1,894
Work-in-process	1,475	1,736
Finished products	774	652

	4,434	4,282

Finished products are presented net of allowance for inventory obsolescence in the amounts of $2,422 and $1,635 as of December 31, 2011, and 2010, respectively.

Fixed Assets, Net	12 Months Ended
Dec. 31, 2011
Fixed Assets, Net [Abstract]
Fixed Assets, Net
Note 4 - Fixed Assets, Net

	December 31
	2011	2010
Machinery and equipment	34,678	35,658
Leasehold improvements	8,149	8,625
Motor vehicles	99	107
Office furniture and equipment	1,481	1,596

Fixed assets	44,407	45,986

Accumulated depreciation	(36,661)	(37,824)

Fixed assets less accumulated depreciation	7,746	8,162

Depreciation expense for the years ended December 31, 2011, 2010 and 2009 were $2,091, $2,054 and $2,030 respectively.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill
Note 5 - Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows:

	December 31
	2011	2010
Balance at the beginning of the year	530	573
Effect of translation adjustments	(12)	(43)

	518	530

Short-Term Credit And Current Maturities Of Long-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Credit And Current Maturities Of Long-Term Debt [Abstract]
Short-Term Credit And Current Maturities Of Long-Term Debt
Note 6 - Short-Term Credit and Current Maturities of Long-Term Debt

Banks

	Annual
	interest rate at
	December 31	December 31
	2011	2011	2010
	%
In NIS (linked to the Prime rate)	5.25 - 7.0	3,795	4,903
In U.S. dollars	3.81 - 4.41	110	110
Current maturities of long-term
debt from banks (Note 8)		951	1,849

		4,856	6,862

Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Current Liabilities [Abstract]
Other Current Liabilities
Note 7 – Other Current Liabilities

	December 31
	2011	2010
Accrued payroll and related benefits	1,064	1,123
Provision for vacation and other employee benefits	1,321	1,336
Net written put option (Note 1A)	366	299
Accrued expenses	1,022	900
Other liabilities	222	315

	3,995	3,973

Long-Term Debt, Excluding Current Maturities	12 Months Ended
Dec. 31, 2011
Long-Term Debt, Excluding Current Maturities [Abstract]
Long-Term Debt, Excluding Current Maturities
Note 8 - Long-Term Debt, Excluding Current Maturities

Banks and others

	Annual
	interest rate at
	December 31	December 31
	2011	2011	2010
	%
Linkage terms
U.S. dollar	2.14 - 3.86	950	888
NIS - linked to the CPI	4.5 - 6.5	57	204
Euro	2.17 - 3	554	140
NIS - linked to the Prime rate	P+0.9-P+3	472	1,898
NIS - not linked	7.6 - 8.4	746	42

		2,779	3,172
Less - current maturities		(1,175)	(1,919)

		1,604	1,253

Minimum future payments at December 31, 2011 due under the long term debt is as follows:

Long-Term
Loan
First year	1,175
Second year	1,325
Third year and onwards	279

2,779

Long-term debt includes capital leases in the amounts of $330 and $70 for the years ended December 31, 2011 and 2010, respectively.

Financial covenants in respect of the Company's credit facilities and long-term debt with one of the Company's banks require the Company to maintain the higher of shareholders' equity of NIS 17.5 million ($4.9 million) or 17% of the Company's consolidated total assets. For this purpose, shareholders' equity excludes certain intangible assets and prepaid expenses (except insurance premiums). As of December 31, 2011, the Company was not in compliance with such covenants. However, in February 2012 the bank granted the Company a waiver, stating that the bank would not take any measures against the Company arising from the breach of such covenants, before the date of the release of its audited financial statements for the year ending December 31, 2012, which are expected to be released no later than April 30, 2013, by which time the Company must return to compliance.

Financial covenants in respect of the Company's credit facilities and long-term debt with another bank require the Company to maintain the higher of shareholders' equity, excluding certain intangible assets and prepaid expenses (except insurance premiums), of NIS 10 million ($2.6 million), or 11% of the Parent's total assets (on a non-consolidated basis). As of December 31, 2011, the Company was in compliance with such covenants.

As to pledges securing the loans, see Note 10A.

Employee Severance Benefits	12 Months Ended
Dec. 31, 2011
Employee Severance Benefits [Abstract]
Employee Severance Benefits
Note 9 - Employee Severance Benefits

Under Israeli law and labor agreements, the Parent is required to make severance and pension payments to their retired or dismissed employees and to employees leaving employment in certain other circumstances.

1.
The Parent has an approval from the Israeli Ministry of Labor and Social Welfare, pursuant to the terms of Section 14 of the Israeli Severance Pay Law, 1963, according to which the current deposits in the pension fund and/or with the insurance company exempt it from any additional obligation to the employees for whom such depository payments were made.

2.
The Parent's employees participate in a pension plan or individual insurance policies are purchased. The Parent's liability for severance obligations for the employees employed for one year or more is discharged by making regular deposits with a pension fund or the insurance policies. Under Israeli law, there is no liability for severance pay in respect of employees who have not completed one year of employment. The amount deposited with the pension fund or the insurance policies is based on salary components as prescribed in the existing labor agreement. The custody and management of the amounts so deposited are independent of the Parent and accordingly, such amounts funded and related liabilities are not reflected in the balance sheet.

For the non-management employees, the Parent deposits 72% of its liability for severance obligations with a pension fund for such employees, and upon completion of one year of employment with the Parent, it makes a one-time deposit with the pension fund for the remaining balance.

In 2011, the Parent made a transfer of funds from a central severance fund to individual funds in the name of the employees for the unfunded liability in respect of the employees, which pursuant to Section 14 of the Israeli Severance Pay Law, it discharged its liability in respect of such employees severance pay. As a result, the balance of assets held for employees severance pay was reduced, and the liability was reduced accordingly.

3.
Kubatronik owns an insurance policy and makes regular deposits with an insurance company for securing pension rights on behalf of one of its key employees.  Such amounts deposited and the related liabilities are reflected in the consolidated balance sheet.

In respect of its other employees, Kubatronik does not make any deposits for pension or retirement rights, since such deposits are not required under the German law.

4.	Expenses recorded in respect of the unfunded liability for employee severance payments for the years ended December 31, 2011, 2010, and 2009 are $102, $157 and $77, respectively.

Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
Note 10 - Commitments and Contingent Liabilities

A.	Pledges and guarantees

1.
The Company has pledged certain items of its equipment and the rights to any insurance claims on such items to secure its indebtedness with banks, as well as floating liens on all of its remaining assets in favor of the banks.

2.
The Company has pledged certain items of its equipment as a guarantee for the implementation of its benefited enterprise. The Company believes it is in compliance with the conditions of the approval (see Note 14A).

3.	The Company has also pledged machines to secure its indebtedness to certain suppliers.

B.	Operating leases and other agreements

1.	The premises occupied by the Parent and Kubatronik are leased under two operating agreements that expire in February 2017 and June 2013, respectively.

2.	The parking area that serves Israeli employees is leased under an operating agreement that expires in December 2012.

3.
The Parent has signed several lease and maintenance agreements for production equipment with suppliers of equipment and software. Of such agreements, the main principal agreement expires in January 2015.

4.	Several production machines are leased by Kubatronik under operating agreements which will expire in June 2014.

5.	The Parent's motor vehicles are leased under operating lease agreements, mainly for three-year terms.

6.	Minimum future payments at December 31, 2011 due under the above agreements over the next five years and thereafter are as follows:

	Premises	Other
	leases	agreements
First year	855	406
Second year	803	233
Third year	754	189
Fourth year	754	196
Fifth year and thereafter	943	140

	4,109	1,164

Payments required under these agreements are charged to expense by the straight-line method over the periods of the respective leases.

Expenses recorded under these agreements for the years ended December 31, 2011, 2010, and 2009 were $1,519, $1,330, and $1,360, respectively.

C.            Indemnification agreement

The Parent entered into an indemnification agreement with its directors and officers and undertook to enter into the same agreement with future directors and officers, for losses incurred by a director or officer. Such indemnification amount is limited to the lesser of $2,000 or 25% of the Parent's shareholders' equity.

D.            Contingent Liabilities

On August 25, 2009, the Parent received a notice from the Petach Tikva Municipality claiming that random automatic wastewater sampling in proximity of its plant indicates high levels of metal concentrations which exceed the amounts permitted by law.  The Municipality requested explanations to such alleged violation and further informed the Parent that its environmental department has determined that it will initiate procedures against any plant that is not in compliance with the permitted concentrations.  On September 16, 2009, the Parent sent a letter to the Municipality explaining that the Parent has invested extensive funds and resources each year in order to comply with all environmental legal requirements.  The Parent further indicated that it has been engaged in several projects to reduce salt and metal concentrations in the plant's wastewater and that the Parent constantly updates its procedures with respect to environmental matters.  In addition, the Parent has proposed to collaborate with the Municipality and conduct mutual tests to ensure maximum possible protection of the environment. The Parent has not received any response from the Municipality to its letter dated September 16, 2009.

The Company has taken several measures to improve the concentration of hazardous minerals and metals in its affluent waste water and see positive results. If the Company is found to be in violation of environmental laws, it could be liable for damages, costs of remedial actions and a range of potential penalties, and could also be subject to revocation of permits necessary to conduct its business or any part thereof.  Any such liability or revocation could have a material adverse effect on its business, financial condition and results of operations.

On May 4, 2010, the Parent received legal notice from the Magistrate's Court that the Public Council for the Prevention of Noise and Pollution in Israel (the "Public Council") had filed a lawsuit against it and certain of its directors regarding several alleged environmental damages caused by the Parent with respect to its release of industrial waste water.  The Parent entered into discussions with the Public Council in an attempt to reach a settlement and on May 3, 2011, the Parent and its directors entered into a settlement agreement with the Public Council.  The settlement agreement recognizes the significant improvement in the quality of the Parent's wastewater and the contribution of the Public Council to this effort.  The Public Council undertook to not take any action (civil, criminal, or administrative) against the Parent or file any complaint with any regulatory agency regarding the matter for a one year period from the date on which the Court approves the settlement.  The Parent undertook to pay the Public Council NIS 75 ($22) (plus applicable V.A.T.) for its expenses.  On May 4, 2011, the Court approved the settlement agreement and the settlement was given the effect of a judgment.

Three lawsuits had been filed against the Parent by one employee and two former employees regarding personal injury that they allegedly had suffered during their employment with the Parent, seeking financial compensation of approximately $270 for past damages and an additional amount for future lost income, pain and suffering in such amount as the Court may determine. The Parent submitted the claims to its insurance company, which informed the Parent that it is reviewing the statement of claim without prejudicing its rights to deny coverage.

The Company did not accrue for any of the above contingencies in its Consolidated Financial Statements, since it believes that such claims will be covered by its insurance company.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity
Note 11 - Shareholders' Equity

Authorized, issued and outstanding share capital in historical terms is as follows:

	Authorized	Issued and outstanding
	December 31	December 31	December 31
	2010 and 2011	2011	2010
Number of shares:
Ordinary shares of par value NIS 0.6 each	50,000,000	6,610,107	6,610,107

Amount in US$
Ordinary shares of par value NIS 0.6 each		1,384,318	1,384,318

Revenues	12 Months Ended
Dec. 31, 2011
Revenues [Abstract]
Revenues
Note 12 - Revenues

A.           Customers who accounted for over 10% of the total consolidated revenues:

	Year ended December 31
	2011	2010	2009
Customer A (consisting of two affiliated companies) - Sales of
manufactured products	14.9%	13.7%	13.3%

B.           Revenues by geographic areas

	Year ended December 31,
	2011	2010	2009
Israel	22,866	17,182	17,043
Europe	13,400	10,119	9,600
North America	5,400	6,623	7,282
Rest of the world	5,164	3,590	2,517

	46,830	37,514	36,442

C.            Assets by geographic areas

	Year ended December 31,
	2011	2010	2009
Israel	7,233	7,769	8,595
Europe	503	379	566
North America	10	14	14

	7,746	8,162	9,175

Financial Expenses, Net	12 Months Ended
Dec. 31, 2011
Financial Expenses, Net [Abstract]
Financial Expenses, Net
Note 13 - Financial Expenses, Net

	Year ended December 31
	2011	2010	2009
Interest and exchange rate expenses on
long-term loans	166	159	192
Expenses on short-term credit and bank charges	464	342	245
Effect of exchange rate differences on other
expenses and net loss (gain) from derivative
Instruments	110	109	(14)
Other financing expenses (income), net	-	(1)	1

	740	609	424

The Company uses forward contracts and options to manage its foreign exchange rate exposures. Such transactions were not designated as hedging instruments for accounting purposes.

Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income
Note 14 - Taxes on Income

A.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Law")

1.
One of the Parent's production facilities in Israel qualifies as a "benefited enterprise" in accordance with the Law, as amended in 2005, which provides certain tax benefits to investment programs of an "approved enterprise" or "benefited enterprise." The Parent's benefited enterprise was converted from a previously "approved enterprise" program pursuant to the approval of the Israel Tax Authority that the Parent received in September 2006.  The period of tax benefits for the benefited enterprise has not yet commenced and will expire no later than 2016 (as further discussed below).  In the past certain of the Parent's production facilities were granted approved enterprise status pursuant to the Law; however, the benefit periods for such approved enterprises expired in 2005.

A company that owns a benefited enterprise is eligible for governmental grants, but may elect to receive an alternative package comprised of tax benefits, referred to as the "alternative benefits track."  The tax benefits of a benefited enterprise include lower tax rates or no tax depending on the area and the track chosen, lower tax rates on dividends and accelerated depreciation.  In order to receive benefits in the grant track or the alternative benefit track, the industrial enterprise must contribute to the economic independence of the Israeli economy, be competitive and contribute to the gross local product in one of the manners stipulated in the Investment Law.  Tax benefits would be available, subject to certain conditions (described below), to production facilities that generally derive more than 25% of their annual revenue from export, or that do not derive 75% or more of their annual revenue in a single market.

On September 20, 2006, the Parent received a pre-ruling from the Israeli Tax Authority confirming that its most recent investment program will be deemed a "benefited enterprise" instead of its former "approved enterprise" status.  Pursuant to such pre-ruling, the former approved enterprise status of that investment plan was terminated by the Investment Center.  The benefited enterprise status granted to the Parent's investment program provides for a tax exemption on undistributed earnings derived from the program for two years and a reduced tax rate for the remainder of the benefit period (see below).  The benefit period with respect to such program has not yet commenced, and will expire no later than 2016.

If, (i) only a part of a company's taxable income is derived from an approved enterprise or a benefited enterprise, as in the Parent's case; or (ii) a company owns more than one approved enterprise or benefited enterprise, the resulting effective corporate tax rate of the company represents the weighted combination of the various applicable rates.  A company owning a "mixed enterprise" (which is a company that derives income from one or more sources in addition to an approved enterprise or benefited enterprise) generally may not distribute a dividend that is attributable only to the approved enterprise or benefited enterprise.

Subject to certain provisions concerning income subject to the alternative benefits track (see below), any distributed dividends are deemed attributable to the entire enterprise, and the effective tax rate represents the weighted combination of the various applicable tax rates.  A company may elect to attribute dividends distributed by it only to income not subject to the alternative benefits track.

The tax benefits available to benefited enterprises are: (1) benefited enterprise situated in zone A may choose between (a) limited corporate tax rate of 11.5%; and (b) tax exemption from corporate tax on undistributed income; (2) a benefited enterprises qualified as a "strategic investment" is entitled to a tax exemption; (3) benefited enterprises situated in zone B or elsewhere ("zone C") are entitled to tax exemption on undistributed income for six or two years, respectively, and to beneficial tax rate (25% or less in the case of a qualified foreign investor's company that is at least 49% owned by non-Israeli residents) for the remainder of the applicable period of benefits.  The Parent's plant is located in zone C.

A.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Law") (cont'd)

Dividends paid out of income derived from an approved enterprise or benefited enterprise (or out of dividends received from a company whose income is derived from an approved enterprise or benefited enterprise) are generally subject to withholding tax at the rate of 15% (deductible at source).  The rate of 15% is limited to dividends and distributions out of income derived during the benefits period and actually paid at any time up to 12 years thereafter.  A company which elects the alternative benefits track will be subject to corporate tax at the otherwise applicable rate of 25% (or lower in the case of a qualified foreign investor's company which is at least 49% owned by non-Israeli residents) in respect of the gross amount of the dividend if it pays a dividend out of income derived from its approved enterprise or benefited enterprise during the tax exemption period.  Dividends paid to a qualifying non-resident out of the profits of a benefited enterprise subject to 11.5% corporate tax are subject to withholding tax at the rate of 4%.

The tax benefits available to a benefited enterprise relate only to taxable income attributable to that specific enterprise and are contingent upon the fulfillment of the conditions stipulated by the Law and its regulations and the terms of the pre-ruling that the Parent received from the Israeli Tax Authority.  If the Parent fails to comply with these conditions, the tax and other benefits may be discontinued, in whole or in part, and the Parent might be required to pay the monetary equivalent of the tax benefits it received, plus Israeli consumer price index linkage differences and interest A company that qualifies as a foreign investor's company is entitled to further tax benefits relating to its benefited enterprises.  Subject to certain conditions, a foreign investor company is a company more than 25% of whose share capital (in terms of shares, rights to profits, voting and appointment of directors), and of whose combined share and loan capital, is owned, directly or indirectly, by persons who are not residents of Israel.  Such a company with a foreign investment of over 25% will be eligible for an extension of the period of tax benefits for its approved and benefited enterprises (up to ten years) and further tax benefits (a reduced corporate tax rate of 10%-20%) should the foreign investment reach or exceed 49%.  The rate of 15% applicable to dividends is effective for an unlimited period.  No assurance can be given that the Parent currently qualifies or will qualify in the future as a foreign investor's company.

The termination or substantial reduction of any of the benefits available under the Law could have a material adverse effect on the Parent's future investments in Israel, and could adversely affect the Parent's results of operations and financial condition.

2.	Amendment to the Law

In December 2010, the Israeli Parliament passed the Law for Economic Efficiency for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among other things, amendments to the Law, effective as of January 1, 2011.  The amendment introduced new benefits for income generated by a "Preferred Company" through its Preferred Enterprise (as such term is defined in the Law).  The new tax benefits (described below) would be available, subject to certain conditions, to production facilities that generally derive more than 25% of their annual revenue from export, or that do not derive 75% or more of their annual revenue in a single market. A "Preferred Company" is defined in the amendment as either (i) a company incorporated in Israel and not wholly- owned by the government or (ii) a partnership (a) that was registered under the Israeli Partnerships Ordinance and (b) all of its partners are companies incorporated in Israel, but not all of them are wholly- owned by the government and such companies or partnerships have, among other conditions, Preferred Enterprise status and are controlled and managed from Israel.

In accordance with the amendment, a Preferred Company is entitled to a reduced corporate tax rate of 15% with respect to income derived by its Preferred Enterprise in 2011-2012, unless it is located in a certain development zone, in which case the rate will be 10%.  Such corporate tax rate will be reduced to 12.5% and 7%, respectively, in 2013-2014 and to 12% and 6% in 2015 and thereafter, respectively.

Under the amendment, dividends distributed out of income attributed to a Preferred Enterprise are subject to withholding tax at source at the rate of 15% (or lower, under an applicable tax treaty).  However, upon the distribution of a dividend to an Israeli company, no withholding tax will be remitted.

The amendment applies to income generated as of January 1, 2011.  Under the transitional orders of the amendment, the Parent may decide to irrevocably implement the amendment to the Law while waiving benefits provided under the Law as in effect prior to the amendment or to remain subject to the Law as in effect prior to the amendment.  The Parent may elect to implement the amendment at any time.  The Parent is currently examining the possible effect of the amendment on its financial statements, if at all, and has not yet decided whether to apply the amendment.

B.            Amendments to the Income Tax Ordinance

On December 5, 2011 the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) - 2011. According to the law the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, will be cancelled and the company tax rate will be 25% as from 2012. The change in the tax rates is not expected to have a material effect on the financial statements.

C.	Taxation under Inflationary Conditions

The Israeli Income Tax Law (Inflationary Adjustments) - 1985 (hereinafter – "the Inflationary Adjustments Law") is effective from the 1985 tax year. The Inflationary Adjustments Law introduced the concept of measurement of results for tax purposes on a real (net of inflation) basis.  The various adjustments required by the Inflationary Adjustments Law are designed to achieve taxation of income on a real basis. However, the earnings adjusted according to the Inflationary Adjustments Law are not identical to the earnings reported according to the accounting standards. As a result, differences arise between the reported income in the financial statements and the adjusted income for tax purposes.

On February 26, 2008, the Israeli Income Tax Law (Inflationary Adjustments) (Amendment No. 20) (Restriction of Period of Application) – 2008 ("the Amendment") was passed by the Knesset. According to the Amendment, the Inflationary Adjustments Law is no longer applicable subsequent to the 2007 tax year, except for the transitional provisions whose objectives are to prevent distortion of the income tax calculations.

In addition, according to the Amendment, commencing in the 2008 tax year, the adjustment of income for the effects of inflation for tax purposes will no longer be calculated. Additionally, depreciation on protected assets and tax loss carryforwards will no longer be linked to the CPI, subsequent to the 2007 tax year, and the balances that have been linked to the CPI through the end of the 2007 tax year, will be used going forward.

D.            Tax loss carryforwards

As of December 31, 2011, the Parent's tax loss carryforwards were approximately $16,300 and Kubatronik's tax loss carryforwards were $1,500.

The Parent and Kubatronik's tax loss carryforwards do not have expiration dates.

E.             Income tax assessments

In Israel, the Parent has received final tax assessments through the 1995 tax year. Assessments through the 2006 tax year are considered final due to statute of limitations.

Kubatronik has received final tax assessments through the 2007 tax year.

The Company's other foreign subsidiaries have not yet received any final tax assessments since their incorporation.

F.             Profit (loss) before income tax expense included in the statement of operations

	Year ended	Year ended	Year ended
	December 31	December 31	December 31
	2011	2010	2009
Profit (loss) before income tax expense:
Israel	2,136	(1,460)	(807)
Foreign jurisdictions	(290)	(356)	(69)

Total	1,846	(1,816)	(876)

G.            Reconciliation of the theoretical income tax expense to the actual income tax expense

A reconciliation of the theoretical income tax expense (benefit), assuming all income (loss) is taxable at the statutory rates applicable in Israel, and the actual income tax expense (benefit), is as follows:

	Year ended	Year ended	Year ended
	December 31	December 31	December 31
	2011	2010	2009
Profit (loss) before income taxes as
reported in the consolidated statements of
operations	1,846	(1,816)	(876)

Statutory tax rates	24%	25%	26%

Theoretical tax benefit calculated	443	(454)	(228)
Differences between the definition of
capital and assets for tax purposes,
goodwill impairment and other	14	(44)	32
Change in valuation allowance	669	500	(912)
Effective change in corporate tax rates	(1,103)	-	1,113
Foreign tax rate differential in subsidiaries	8	17	29

Total	(412)	473	262

Income tax expense	31	19	34

H.            Deferred tax assets and liabilities

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for income tax purposes.  Significant components of the Company's deferred tax liabilities and assets are as follows:

	December 31	December 31
	2011	2010
Deferred tax assets:

Tax loss carryforwards (in Israel)	4,071	3,547
Tax loss carryforwards (outside Israel)	484	435
Severance benefits	16	4
Provision for vacation pay	315	276
Allowance for doubtful accounts	23	75

Total gross deferred tax assets	4,909	4,337

Less valuation allowance	(4,200)	(3,531)

Net deferred tax assets	709	806
Deferred tax liabilities:

Fixed assets - differences in depreciation	(709)	(806)

Total gross deferred tax liabilities	(709)	(806)

Net deferred tax assets	-	-

The valuation allowance for deferred tax assets as of December 31, 2011 and 2010, was $4,200 and $3,531, respectively. The net change in the total valuation allowance for each of the years ended December 31, 2011, 2010 and 2009, was an increase (decrease) of $669, $500 and ($912), respectively. The valuation allowance at 2011 and 2010 was primarily related to domestic and foreign net operating loss carryforwards that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making this assessment.

I.             Accounting for uncertainty in income taxes

For the twelve-month periods ended December 31, 2011, 2010 and 2009, the Company did not have any unrecognized tax benefits and thus, no interest and penalties related to unrecognized tax benefits were recognized. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.

The Parent files its income tax return in Israel, Kubatronik and Eltek Europe file their income tax returns in Germany and Eltek USA files its income tax return in the United States. The Israeli tax returns of the Parent may be audited by the Israeli Tax Authorities for the tax years beginning in 2007.  The tax returns of Kubatronik and Eltek Europe remain subject to audit for the tax years beginning in 2008, and the tax returns of Eltek USA remain subject to audit for the tax years beginning in 2009.

Financial Instruments And Risk Management	12 Months Ended
Dec. 31, 2011
Financial Instruments And Risk Management [Abstract]
Financial Instruments And Risk Management
Note 15 - Financial Instruments and Risk Management

The Company measures its long-term bank loans, net written put option (see Note 1A), and foreign currency derivative contracts at fair value. In accordance with ASC 820-10, the Company's long-term bank loans and foreign currency derivative contracts are classified within Level 2, because they are valued utilizing market observable inputs. The net written put option is classified within Level 3 because it is valued using a Binomial model which utilizes significant inputs that are unobservable in the market such as expected stock price volatility, risk-free interest rate and the dividend yield, and remaining period of time the options will be outstanding before they expire.

The following table presents the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010, aggregated by the level in the fair-value hierarchy within which those measurements fall:

			Quoted prices	Significant
	December 31,		in active	other	Significant
	2011	December 31,	markets for	observable	unobservable
	Carrying	2011	identical assets	inputs	inputs
	amount	Fair value	(Level 1)	(Level 2)	(Level 3)
Assets:
Foreign currency
derivative
contracts, net	5	5	-	5	-

Total	5	5	-	5	-

Liabilities :

Long-term debt	2,226	2,102	-	2,102	-

Net written put
option	366	366	-	-	366

Total	2,592	2,468	-	2,102	366

			Quoted prices	Significant
	December 31,		in active	other	Significant
	2010	December 31	markets for	observable	unobservable
	Carrying	2010	identical assets	inputs	inputs
	amount	Fair value	(Level 1)	(Level 2)	(Level 3)
Liabilities :

Long-term debt	3,032	2,865	-	2,865	-

Net written put
option	299	299	-	-	299

Total	3,331	3,164	-	2,865	299

In addition to the above, the Company's financial instruments at December 31, 2011 and 2010, consisted of cash and cash equivalents, bank deposits, trade and other accounts receivable, other current assets, short-term credit provided by financial institutions, and trade and other payables. The carrying amounts of all the aforementioned financial instruments, at face value or cost plus accrued interest, approximate fair value due to the short maturity of these instruments.

The changes in the Company's liabilities measured at fair value using significant unobservable inputs (Level 3), during the years ended December 31, 2011 and 2010 were changes in the fair value of the net written put option charged to financial expense in the Consolidated Statement of operations of $79 and $42, respectively, and translation adjustments included in financial income in the Consolidated Statement of operations of $12 and $17, respectively.

These Consolidated Financial Statements do not include any nonrecurring fair value measurements relating to assets and liabilities for which the Company has adopted the provisions of ASC Topic 820.

Related Party Balances And Transactions	12 Months Ended
Dec. 31, 2011
Related Party Balances And Transactions [Abstract]
Related Party Balances And Transactions
Note 16 - Related Party Balances and Transactions

The Company carries out transactions with related party as detailed below.  The Company's principal shareholder is also the principal shareholder of an affiliated supplier.  The Company's transactions with related party are carried out on an arm's-length basis.

A.            Balances with related parties

	December 31
	2011	2010
Trade accounts payable	1,046	742

B.            Transactions with related parties

	Year ended December 31
	2011	2010	2009
Cost of revenues (*)	2,674	1,963	1,842

(*)	The Company's purchases from such supplier accounted for 18.4%, 16.1% and 15.9% of its raw material costs in 2011, 2010 and 2009, respectively.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 17 - Subsequent Events

In January 2012, the shareholder of 24% of Kubatronik submitted to the Company an exercise notice for the sale to the Company of 3% of the shares of Kubatronik for approximately Euro 69 ($89).